EXHIBIT 10.6

                               FIFTH AMENDMENT TO
                                CREDIT AGREEMENT

     This Fifth Amendment is made as of November , 2002 among SYNERGX SYSTEMS, INC. (f/k/a Firetector Inc.), a Delaware corporation (the "Company"); GENERAL SOUND (TEXAS) COMP ANY , a Delaware corporation ("General"); CASEY SYSTEMS INC., a New York corporation ("Casey"); and PYROTECH SERVICE INC., a New York corporation ("Pyrotech" and collectively with the Company, General and Casey, the "Borrowers") as co-borrowers and CITIZENS BUSINESS CREDIT COMPANY , a division of Citizens Leasing Corporation, a Rhode Island corporation (hereinafter referred to as "Citizens") as lender.

     WHEREAS, the Borrowers and Citizens are parties to a Credit Agreement dated as June 28, 1998 (as amended, the "Credit Agreement");

     WHEREAS, Mirtronics Inc., the principal stockholder of the Company, proposes to reduce its ownership of the Company below 40% as currently required by the Credit Agreement;

     NOW THEREFORE, the parties agree as follows:

     1. Section 4.26 Controlling Interest is amended in its entirety to read as follows:

     "The stockholders of the Company designated in Schedule 4.26 will at all times own a Controlling Interest in the Company and its subsidiaries. "Controlling Interest shall mean sufficient voting control to designate a majority of the board of directors. Notwithstanding anything to the contrary contained herein, the stockholders of the Company designated on
     Schedule 4.26 shall be permitted to reduce their aggregate beneficial ownership to twenty-five percent (25%) of the Company's equity provided that at any time during this Agreement no other person or entity has greater voting power."

     2. Except as set forth in this Fifth Amendment, the Fourth Amendment dated as of June 24, 2002, the Third Amendment dated as of May 14, 2002, the Second Amendment dated as of October 1, 2001 and the First Amendment dated as of October 10, 2000, the Credit Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment under seal as of the date first above written.

                                 BORROWERS:

                                 SYNERGX SYSTEMS, INC.

                                 (f/k/a Firetectr
                                 By:

                                 John A. Poserina . Chief Financial Officer


                                 GENERAL SOUND (TEXAS) COMPANY
                                 By:

                                 John A. Poserina . Chief Financial Officer


                                 CASEY SYSTEMS INC.
                                 By:

                                 John A. Poserina . Chief Financial Officer



                                 PYROTECH SERVICE INC.
                                 By:

                                 John A. Poserina . Chief Financial Officer


                                 LENDER:
                                 CITIZENS BUSINESS CREDIT COMPANY
                                 By:

                                 Vincent P. O'Leary
                                 Senior Vice President


Systems Service Technology Inc., a subsidiary of the Company, consents to the foregoing amendment and acknowledges the continuing validity of its Guaranty dated June 23, 1998.

                                  Systems Service Technology Inc.
                                  By:

                                  John A. Poserina . Chief Financial Officer